Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of FBL Financial Group, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), I, William J. Oddy, Chief Executive Officer of the Company, and I, James W. Noyce, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934;

and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 25, 2005

By /s/ William J. Oddy
William J. Oddy
Chief Executive Officer (Principal Executive Officer)

By /s/ James W. Noyce
James W. Noyce
Chief Financial Officer (Principal Financial and Accounting Officer)